Events After The Reporting Period	6 Months Ended
Jun. 30, 2026
Events After The Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

NOTE 15:- EVENTS AFTER THE REPORTING PERIOD

a.	On August 18, 2026, the Company announced that NeuroThera has completed two tranches of non-brokered private placements, raising aggregate gross proceeds of CAD$5.4 million (approximately $3,800).

The Company participated in the financing with a CAD$2.7 million (approximately $1.9 million) investment, representing 50% of the total gross proceeds raised. The Company subscribed for 22,500,000 units at a price of CAD$0.12 (approximately $0.0845) per unit, with each unit consisting of one common share of NeuroThera and one common share purchase warrant. The warrants are exercisable for three years and are subject to an acceleration provision whereby, upon the securities of NeuroThera being approved for trading on the Nasdaq Stock Market, the expiry date of 50% of the unexercised warrants will be accelerated and NeuroThera will provide three business days advance written notice to holders of such accelerated expiry date.

Following the financing, the Company holds approximately 44.6% of NeuroThera’s issued and outstanding common shares. The Company’s stake in NeuroThera is valued at approximately CAD$30 million (approximately $21,100).

b.	On August 13, 2026, NeuroThera repaid a loan with accumulated interest to the Company in the amount of $750.